*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 22, 2014          EMC INSURANCE GROUP INC.  EMC INSURANCE GROUP INC.   P.O. BOX 712  DES MOINES, IA  50306‐0712  ATTN: STEVE WALSH    Meeting  Information  Meeting Type: Annual Meeting  For holders as of: March 25, 2014  Date: May 22, 2014  Time: 1:30 PM CDT  Location:   Employers Mutual Casualty Co.  700 Walnut Street  Des Moines, Iowa 50309   You  are  receiving  this  communication  because  you  hold  shares in the above named company.   This is not a ballot. You cannot use this notice to vote these  shares.  This  communication  presents  only  an  overview  of  the more complete proxy materials that are available to you  on the Internet. You may view the proxy materials online at  www.proxyvote.com  or  easily  request  a  paper  copy  (see  reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.    See the reverse side of this notice to obtain proxy  materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Proxy Materials Available to VIEW or RECEIVE:  1. Form 10‐K  2. Notice & Proxy Statement  How to View Online:   Have the information that is printed in the box marked by the arrow     XXXX XXXX XXXX    (located on the following  page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E‐MAIL Copy:  If you want to receive a paper or e‐mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1)  BY INTERNET:    www.proxyvote.com  2)  BY TELEPHONE:  1‐800‐579‐1639  3)  BY E‐MAIL*:    sendmaterial@proxyvote.com  * If requesting materials by e‐mail, please send a blank e‐mail with the information that is printed in the box marked by  the arrow   XXXX XXXX XXXX      (located on the following page) in the subject line.   Requests, instructions and other inquiries sent to this e‐mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 08, 2014  to facilitate timely delivery  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an  attendance  ticket  issued  by  the  entity  holding  the  meeting.  Please  check  the  meeting  materials  for  any  special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow    XXXX XXXX XXXX      available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following:  1. Election of Directors    Nominees    1a.   Stephen A. Crane    1b.   Jonathan R. Fletcher    1c.   Robert L. Howe    1d.   Bruce G. Kelley    1e.   Gretchen H. Tegeler    The Board of Directors recommends you vote FOR proposals 2 and 3.  2.  Approve, by a non‐binding advisory vote, the compensation of our named executive officers as disclosed in the proxy statement.    3.    Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.    NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items